                                                                   EXHIBIT 10.24

                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 18, 1996 and is among AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), BANK ONE, TEXAS, N.A., as Administrative Agent (the "Administrative Agent"), SOCIETE
GENERALE, SOUTHWEST AGENCY, as Structuring Agent (the "Structuring Agent"), and the banks and other financial institutions (the "Banks") that are a party hereto.

                                   RECITALS:

     A. The Borrower, the Administrative Agent, the Structuring Agent and the Banks are parties to that certain Credit Agreement (the "Original Credit Agreement") dated as of July 31, 1996.

     B. The parties hereto desire to amend the Original Credit Agreement as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as follows:

     1. All terms used in the Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

     2. From and after the date of this Amendment, the term "Credit Agreement" as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

     3. The definition of "Cost Basis" in the Credit Agreement is deleted in its entirety and replaced with the following:

          "Cost Basis" means for any Hotel Property the sum of
           ----------
          (a) for any Initial Property, the amount set forth for such Initial Property on Schedule 1.01(b) attached hereto, and for any other Hotel Property, the aggregate purchase price paid by the Borrower or its Subsidiary for such other Hotel Property (giving effect to any securities used to purchase a Hotel Property at the fair market value of the securities at the time of purchase based upon the price at which such securities could be exchanged into the Parent's common stock assuming such exchange occurred on the date of acquiring the Hotel Property), and (b) the actual cost of any Capital Expenditures for such Hotel Property made by the Borrower or its Subsidiaries pursuant to an Approved Preliminary Property Plan as preliminarily certified monthly by the Borrower in connection with a request for a Borrowing or request from withdrawal from the CAPEX Reserve, provided that, at the Borrower's expense, both upon the completion of any calendar quarter and upon completion of such Capital Expenditures, the actual cost of such Capital Expenditures is further certified by a property condition consultant or engineer reasonably acceptable to the Agents who shall have inspected the Hotel Property and delivered to the Administrative Agent a certificate that such Capital Expenditures have been made or purchased and delivered to such Hotel Property."

     4. Schedule 1.01(b) attached to this Amendment is Schedule 1.01(b) of the Credit Agreement.

     5. Section 2.02(c)(ii) in the Credit Agreement is deleted in its entirety and replaced with the following:

          "(ii)     except for Borrowings for the acquisition of
          Future Properties by the Borrower or a Permitted New Subsidiary, (A) the Borrower may not request Borrowings on more than two days in any calendar month, and (B) the Borrower shall not request more than one Borrowing in any calendar month for the payment of Capital Expenditures and FF&E and any such request shall be made contemporaneously with any request to withdraw funds from the CAPEX Reserve as set forth in Section 5.07 in such month and shall be accompanied by the same documentation as required for a withdraw from the CAPEX Reserve."

     6. The phrase "in connection with a Major Renovation" as used in Section 3.02(c) in the Credit Agreement is deleted in its entirety.

     7. The second to last sentence in Section 5.06 in the Credit Agreement is deleted in its entirety and replaced with the following:

          "At the end of every calendar quarter and upon the completion of any Capital Expenditures for a Hotel Property made pursuant to an Approved Preliminary Property Plan, at the Borrower's expense, a property condition consultant or engineer acceptable to the Agents shall inspect the Hotel Property and deliver to the Administrative Agent a certificate that the Capital Expenditures has been made or purchased and delivered to such Hotel Property."

     8.   The phrase "a Major Renovation" as used in the last sentence in
Section 5.07 in the Credit Agreement is deleted in its entirety and replaced with the phrase "Capital Expenditures or FF&E".

     9. The Borrower shall have until November 18, 1996 to complete the requirements of Section 5.12(d) of the Credit Agreement with respect to the Initial Properties.

     10. Except as otherwise provided in this Amendment, the terms and provisions of the Credit Documents remain in full force and effect.

     Executed as of the date first set forth above.

                                   BORROWER:
                                   --------

                                   AMERICAN GENERAL HOSPITALITY OPERATING
                                    PARTNERSHIP, L.P.

                                   By:  AGH GP, Inc., its general partner


                                           /s/ Kenneth E. Barr
                                        --------------------------------------
                                        Name: KENNETH E. BARR
                                             ---------------------------------
                                        Title: EXECUTIVE VICE PRESIDENT
                                              --------------------------------

                                        ADMINISTRATIVE AGENT:
                                        --------------------

                                        BANK ONE, TEXAS, N.A.


                                           /s/ Dan H. Easley
                                        ----------------------------------
                                        Name:  DAN H. EASLEY
                                             -----------------------------
                                        Title:   V.P.
                                              ----------------------------


                                        STRUCTURING AGENT:
                                        -----------------

                                        SOCIETE GENERALE,
                                         SOUTHWEST AGENCY


                                        __________________________________
                                        Name:_____________________________
                                        Title:____________________________


                                        BANKS:
                                        -----

                                        SOCIETE GENERALE,
                                         SOUTHWEST AGENCY


                                        __________________________________
                                        Name:_____________________________
                                        Title:____________________________


                                        BANK ONE, TEXAS, N.A.


                                           /s/ Dan H. Easley
                                        ----------------------------------
                                        Name:  DAN H. EASLEY
                                              ----------------------------
                                        Title:   V.P.
                                              ----------------------------

                                        ADMINISTRATIVE AGENT:
                                        --------------------

                                        BANK ONE, TEXAS, N.A.


                                        ___________________________________
                                        Name:______________________________
                                        Title:_____________________________


                                        STRUCTURING AGENT:
                                        -----------------

                                        SOCIETE GENERALE,
                                         SOUTHWEST AGENCY


                                          /s/ Jeffrey A. Etter
                                        -----------------------------------
                                        Name: Jeffrey A. Etter
                                             ------------------------------
                                        Title: Vice President
                                              -----------------------------


                                        BANKS:
                                        -----

                                        SOCIETE GENERALE
                                         SOUTHWEST AGENCY


                                         /s/ Jeffrey A. Etter
                                        -----------------------------------
                                        Name: Jeffrey A. Etter
                                             ------------------------------
                                        Title: Vice President
                                              -----------------------------


                                        BANK ONE, TEXAS, N.A.


                                        ___________________________________
                                        Name:______________________________
                                        Title:_____________________________

                                   FIRST NATIONAL BANK OF COMMERCE



                                     /s/ Stephen M. Valdes
                                   ---------------------------------------------
                                   Name: Stephen M. Valdes
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------




                                   BANK OF NOVA SCOTIA



                                   _____________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                        FIRST NATIONAL BANK OF COMMERCE


                                        ____________________________________
                                        Name:_______________________________
                                        Title:______________________________


                                        BANK OF NOVA SCOTIA


                                          /s/ B. Lorne Ogmundson
                                        ------------------------------------
                                        Name: B. Lorne  Ogmundson
                                              ------------------------------
                                        Title: OFFICE HEAD REAL ESTATE BANKING
                                               -------------------------------

                    Schedule 1.01(b) - Initial Properties
            Allocated Debt Amount, Appraised Values and Cost Basis

                                                     Appraised     Appraised               Allocated
                                                      "As Is"    "As Improved"   Cost        Debt
Property Name                     Location             Value         Value       Basis      Amount
-------------                                          -----         -----       -----      ------
LeBaron/Doubletree                San Jose, CA         20,000       30,000       19,969     7,987
Holiday Inn - Mission Valley      San Diego, CA        19,400       21,700       19,480     7,760
Holiday Inn - Crowne Plaza        San Jose, CA         15,500       21,000       14,986     5,994
Holiday Inn - Airport             New Orleans, LA      26,000       28,500       23,780     9,512
Maison de Ville                   New Orleans, LA       3,000        3,000        2,775     1,110
Hampton Inn - Airport             Richmond, VA          7,500        7,500        6,998     2,799
Days Inn/Hampton Inn              Ocean City, MD        8,000       10,000        7,936     3,174
Holiday Inn DFW-West              Bedford, TX          14,000       14,000       12,945     5,178
Toledo Hilton                     Toledo, OH           10,600       10,600       10,289     4,116
Madison Holiday Inn               Madison, WI          21,500       23,000       21,281     8,512
Best Western Harvey               Albuquerque,NM       12,500       17,500       11,853     4,741